EXHIBIT 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	March 31
	2007	2006	% Change
BALANCE SHEET DATA
Total assets	$14,670,336	$14,174,485	3.5%
Loans, net of unearned income	10,448,175	9,718,710	7.5%
Investment securities	2,621,608	2,790,622	(6.1%)
Deposits	10,235,580	9,953,846	2.8%
Shareholders’ equity	1,521,931	1,448,339	5.1%

	Quarter Ended March 31
	2007	2006	% Change
INCOME SUMMARY
Interest income	$230,656	$192,652	19.7%
Interest expense	(108,881)	(77,609)	40.3%

Net interest income	121,775	115,043	5.9%
Provision for loan losses	(957)	(1,000)	(4.3%)
Investment securities gains	1,782	2,665	(33.1%)
Other income	37,283	33,942	9.8%
Other expenses	(100,905)	(88,016)	14.6%

Income before income taxes	58,978	62,634	(5.8%)
Income taxes	(17,850)	(18,755)	(4.8%)

Net income	$41,128	$43,879	(6.3%)

PER-SHARE DATA:

Net income:
Basic	$0.24	$0.26	(7.7%)
Diluted	0.24	0.25	(4.0%)
Cash dividends	0.1475	0.138	6.9%

Shareholders’ equity	8.79	8.32	5.6%
Shareholders’ equity (tangible)	4.97	4.49	10.7%

SELECTED FINANCIAL RATIOS:

Return on average assets	1.12%	1.32%
Return on average shareholders’ equity	11.06%	12.83%
Return on average shareholders’ equity (tangible)	20.34%	23.01%
Net interest margin	3.74%	3.88%
Efficiency ratio	60.98%	56.83%
Nonperforming assets to total assets	0.40%	0.35%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	March 31	March 31	December 31	March 31	December 31
	2007	2006	2006	2006	2006
ASSETS
Cash and due from banks	$344,969	$398,111	$355,018	(13.3%)	(2.8%)
Loans held for sale	206,422	202,751	239,042	1.8%	(13.6%)
Other interest-earning assets	17,677	35,657	28,188	(50.4%)	(37.3%)
Investment securities	2,621,608	2,790,622	2,878,238	(6.1%)	(8.9%)
Loans, net of unearned	10,448,175	9,718,710	10,374,323	7.5%	0.7%
Allowance for loan losses	(107,899)	(106,195)	(106,884)	1.6%	0.9%

Net Loans	10,340,276	9,612,515	10,267,439	7.6%	0.7%
Premises and equipment	190,442	182,115	191,401	4.6%	(0.5%)
Accrued interest receivable	67,580	60,145	71,825	12.4%	(5.9%)
Goodwill and intangible assets	661,636	667,387	663,775	(0.9%)	(0.3%)
Other assets	219,726	225,182	224,038	(2.4%)	(1.9%)

Total Assets	$14,670,336	$14,174,485	$14,918,964	3.5%	(1.7%)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$10,235,580	$9,953,846	$10,232,469	2.8%	—
Short-term borrowings	1,138,443	1,530,381	1,680,840	(25.6%)	(32.3%)
Long-term debt	1,576,283	1,058,800	1,304,148	48.9%	20.9%
Other liabilities	198,099	183,119	185,197	8.2%	7.0%

Total Liabilities	13,148,405	12,726,146	13,402,654	3.3%	(1.9%)
Shareholders’ equity	1,521,931	1,448,339	1,516,310	5.1%	0.4%

Total Liabilities and Shareholders’ Equity	$14,670,336	$14,174,485	$14,918,964	3.5%	(1.7%)

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Commercial — industrial and financial	$2,730,456	$2,412,836	$2,603,224	13.2%	4.9%
Commercial — agricultural	365,036	325,140	361,962	12.3%	0.8%
Real estate — commercial mortgage	3,257,914	3,020,376	3,213,809	7.9%	1.4%
Real estate — residential mortgage	699,528	612,584	696,836	14.2%	0.4%
Real estate — home equity	1,425,948	1,406,076	1,455,439	1.4%	(2.0%)
Real estate — construction	1,377,791	1,343,364	1,428,809	2.6%	(3.6%)
Consumer	514,007	516,789	523,066	(0.5%)	(1.7%)
Leasing and other	77,495	81,545	91,178	(5.0%)	(15.0%)

Total Loans, net of unearned income	$10,448,175	$9,718,710	$10,374,323	7.5%	0.7%

Deposits, by type:
Noninterest-bearing demand	$1,795,265	$1,958,958	$1,831,419	(8.4%)	(2.0%)
Interest-bearing demand	1,683,652	1,684,287	1,683,857	—	—
Savings deposits	2,274,727	2,341,840	2,287,146	(2.9%)	(0.5%)
Time deposits	4,481,936	3,968,761	4,430,047	12.9%	1.2%

Total Deposits	$10,235,580	$9,953,846	$10,232,469	2.8%	—

Short-term borrowings, by type:
Customer repurchase agreements	$278,819	$379,001	$339,207	(26.4%)	(17.8%)
Federal funds purchased	442,362	1,001,366	1,022,351	(55.8%)	(56.7%)
Short-term promissory notes	359,365	130,604	279,076	175.2%	28.8%
Other	57,897	19,410	40,206	198.3%	44.0%

Total Short-term borrowings	$1,138,443	$1,530,381	$1,680,840	(25.6%)	(32.3%)

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2007	2006	2006	2006	2006
Interest Income:
Interest Income	$230,656	$192,652	$229,548	19.7%	0.5%
Interest Expense	108,881	77,609	107,804	40.3%	1.0%

Net Interest Income	121,775	115,043	121,744	5.9%	—
Provision for Loan Losses	957	1,000	1,068	(4.3%)	(10.4%)

Net Interest Income after Provision	120,818	114,043	120,676	5.9%	0.1%

Other Income:
Investment management and trust services	9,810	10,032	9,466	(2.2%)	3.6%
Service charges on deposit accounts	10,627	10,247	11,289	3.7%	(5.9%)
Other service charges and fees	7,375	6,654	6,869	10.8%	7.4%
Gain on sale of mortgage loans	5,393	4,772	5,647	13.0%	(4.5%)
Investment securities gains	1,782	2,665	1,915	(33.1%)	(6.9%)
Other	4,078	2,237	5,169	82.3%	(21.1%)

Total Other Income	39,065	36,607	40,355	6.7%	(3.2%)

Other Expenses:
Salaries and employee benefits	56,293	49,929	55,546	12.7%	1.3%
Net occupancy expense	10,196	8,589	9,637	18.7%	5.8%
Equipment expense	3,715	3,593	3,460	3.4%	7.4%
Data processing	3,202	2,909	3,097	10.1%	3.4%
Advertising	2,409	2,253	2,424	6.9%	(0.6%)
Intangible amortization	1,983	1,852	2,024	7.1%	(2.0%)
Other	23,107	18,891	18,569	22.3%	24.4%

Total Other Expenses	100,905	88,016	94,757	14.6%	6.5%

Income Before Income Taxes	58,978	62,634	66,274	(5.8%)	(11.0%)
Income Taxes	17,850	18,755	19,669	(4.8%)	(9.2%)

Net Income	$41,128	$43,879	$46,605	(6.3%)	(11.8%)

SHARE AND PER-SHARE INFORMATION:

Net income:
Basic	$0.24	$0.26	$0.27	(7.7%)	(11.1%)
Diluted	0.24	0.25	0.27	(4.0%)	(11.1%)

Cash dividends	$0.1475	$0.138	$0.1475	6.9%	—
Shareholders’ equity	8.79	8.32	8.73	5.6%	0.7%
Shareholders’ equity (tangible)	4.97	4.49	4.91	10.7%	1.2%

Weighted average shares (basic)	173,273	170,869	173,529	1.4%	(0.1%)
Weighted average shares (diluted)	174,878	173,166	175,415	1.0%	(0.3%)
Shares outstanding, end of period	173,083	174,033	173,648	(0.5%)	(0.3%)

SELECTED FINANCIAL RATIOS:

Return on average assets	1.12%	1.32%	1.25%
Return on average shareholders’ equity	11.06%	12.83%	12.29%
Return on average shareholders’ equity (tangible)	20.34%	23.01%	22.55%
Net interest margin	3.74%	3.88%	3.68%
Efficiency ratio	60.98%	56.83%	56.83%

FULTON FINANCIAL CORPORATION
CONDENSED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	March 31, 2007			March 31, 2006			December 31, 2006
	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)
ASSETS
Interest-earning assets:
Loans and leases	$10,414,698	$196,558	7.65%	$9,227,642	$161,883	7.11%	$10,312,354	$193,776	7.46%
Taxable investment securities	2,190,230	24,619	4.50%	2,186,073	22,539	4.13%	2,332,116	26,226	4.50%
Tax-exempt investment securities	492,709	6,228	5.06%	435,959	5,185	4.76%	472,193	5,888	4.99%
Equity securities	178,488	2,129	4.79%	145,011	1,559	4.33%	165,261	2,209	5.31%

Total Investment Securities	2,861,427	32,976	4.61%	2,767,043	29,283	4.24%	2,969,570	34,323	4.62%

Loans held for sale	207,856	3,684	7.09%	199,441	3,458	6.94%	212,170	3,876	7.31%
Other interest-earning assets	48,328	596	4.97%	63,388	663	4.23%	44,804	580	5.12%

Total Interest-earning Assets	13,532,309	233,814	6.99%	12,257,514	195,287	6.45%	13,538,898	232,555	6.83%

Noninterest-earning assets:
Cash and due from banks	315,969			358,481			321,246
Premises and equipment	192,002			177,761			190,932
Other assets	899,843			786,918			897,979
Less: allowance for loan losses	(107,683)			(101,999)			(107,842)

Total Assets	$14,832,440			$13,478,675			$14,841,213

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,657,714	$6,904	1.69%	$1,666,506	$5,575	1.36%	$1,665,453	$7,000	1.67%
Savings deposits	2,295,822	13,811	2.44%	2,272,771	10,561	1.88%	2,339,493	14,214	2.41%
Time deposits	4,457,363	50,493	4.59%	3,744,503	34,054	3.69%	4,406,070	49,501	4.46%

Total Interest-bearing Deposits	8,410,899	71,208	3.43%	7,683,780	50,190	2.65%	8,411,016	70,715	3.34%

Short-term borrowings	1,552,495	19,054	4.93%	1,487,295	15,306	4.13%	1,790,556	22,613	4.96%
Long-term debt	1,450,016	18,619	5.14%	995,478	12,113	4.93%	1,177,177	14,476	4.88%

Total Interest-bearing Liabilities	11,413,410	108,881	3.85%	10,166,553	77,609	3.10%	11,378,749	107,804	3.75%

Noninterest-bearing liabilities:
Demand deposits	1,721,135			1,765,897			1,776,686
Other	189,297			159,401			180,941

Total Liabilities	13,323,842			12,091,851			13,336,376

Shareholders’ equity	1,508,598			1,386,824			1,504,837

Total Liabilities and Shareholders’ Equity	$14,832,440			$13,478,675			$14,841,213

Net interest income/net interest margin (fully taxable equivalent)		124,933	3.74%		117,678	3.88%		124,751	3.68%

Tax equivalent adjustment		(3,158)			(2,635)			(3,007)

Net interest income		$121,775			$115,043			$121,744

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	March 31	March 31	December 31	March 31	December 31
	2007	2006	2006	2006	2006
Loans, by type:
Commercial — industrial and financial	$2,670,641	$2,278,597	$2,578,374	17.2%	3.6%
Commercial — agricultural	360,601	327,929	351,112	10.0%	2.7%
Real estate — commercial mortgage	3,239,179	2,944,676	3,194,958	10.0%	1.4%
Real estate — residential mortgage	701,918	589,665	688,932	19.0%	1.9%
Real estate — home equity	1,441,741	1,333,897	1,462,912	8.1%	(1.4%)
Real estate — construction	1,396,527	1,163,368	1,428,034	20.0%	(2.2%)
Consumer	516,335	518,330	523,890	(0.4%)	(1.4%)
Leasing and other	87,756	71,180	84,142	23.3%	4.3%

Total Loans, net of unearned income	$10,414,698	$9,227,642	$10,312,354	12.9%	1.0%

Deposits, by type:
Noninterest-bearing demand	$1,721,135	$1,765,897	$1,776,686	(2.5%)	(3.1%)
Interest-bearing demand	1,657,714	1,666,506	1,665,453	(0.5%)	(0.5%)
Savings deposits	2,295,822	2,272,771	2,339,493	1.0%	(1.9%)
Time deposits	4,457,363	3,744,503	4,406,070	19.0%	1.2%

Total Deposits	$10,132,034	$9,449,677	$10,187,702	7.2%	(0.5%)

Short-term borrowings, by type:
Customer repurchase agreements	$256,658	$382,620	$335,762	(32.9%)	(23.6%)
Federal funds purchased	915,241	1,037,533	1,128,439	(11.8%)	(18.9%)
Short-term promissory notes	315,515	44,024	270,864	616.7%	16.5%
Other	65,081	23,118	55,491	181.5%	17.3%

Total Short-term borrowings	$1,552,495	$1,487,295	$1,790,556	4.4%	(13.3%)

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended
	March 31	March 31	December 31
	2007	2006	2006
ALLOWANCE FOR LOAN LOSSES:

Balance at beginning of period	$106,884	$92,847	$107,422

Loans charged off	(1,360)	(1,500)	(2,722)
Recoveries of loans previously charged off	1,418	857	1,116

Net loans recovered (charged off)	58	(643)	(1,606)
Provision for loan losses	957	1,000	1,068
Allowance purchased	—	12,991	—

Balance at end of period	$107,899	$106,195	$106,884

Net (recoveries) charge-offs to average loans (annualized)	—	0.03%	0.06%

NON-PERFORMING ASSETS:

Non-accrual loans	$37,914	$34,716	$33,113
Accruing loans 90+ days overdue	13,467	13,126	20,632
Other real estate owned	6,576	2,011	4,103

Total non-performing assets	$57,957	$49,853	$57,848

ASSET QUALITY RATIOS:

Non-accrual loans to total loans	0.36%	0.36%	0.32%
Non-performing assets to total loans and OREO	0.55%	0.51%	0.56%
Non-performing assets to total assets	0.40%	0.35%	0.39%
Allowance for loan losses to loans outstanding	1.03%	1.09%	1.03%
Allowance/nonperforming loans	210%	222%	199%